UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 23, 2005 (Date of earliest event reported)
SciClone Pharmaceuticals, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Indentification Number)
	901 Mariner's Island Blvd., Suite 205, San Mateo, CA (Address of principal executive offices)	94404 (Zip Code)
Registrant's telephone number, including area code: 650-358-3456

Item 2.02. Results of Operations and Financial Condition

On February 23, 2005, SciClone Pharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of SciClone Pharmaceuticals, Inc. dated February 23, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005	SCICLONE PHARMACEUTICALS, INC. By: /s/ Richard A. Waldron Richard A. Waldron Chief Financial Officer